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                         REGISTRATION RIGHTS AGREEMENT


     THIS IS A REGISTRATION RIGHTS AGREEMENT dated as of May 31, 1996 between Tri-Point Medical Corporation, a Delaware corporation (the "Company"), and Caratec, L.L.C., a North Carolina limited liability company ("LLC").

                                  BACKGROUND
                                  ----------

     Pursuant to the Contribution and Exchange Agreement ("Exchange Agreement") dated as of the date hereof among Sharpoint Development Corporation, LLC, the Company and others, LLC will transfer to the Company its partnership interest in Tri-Point Medical L.P. in exchange for the issuance to LLC of 1,776,250 shares of the common stock of the Company (together with any shares issued with respect thereto, the "Shares"). In connection therewith, the Company desires to grant to LLC, and LLC desires to receive, certain registration rights with respect to the Shares.

                                     TERMS
                                     -----

     In consideration of the foregoing and the mutual promises herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.   EFFECTIVENESS.  The rights granted to LLC under Section 2 of this Agreement
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will become effective only upon the consummation of the contribution and exchange contemplated by Section 1 of the Exchange Agreement, and this Agreement will terminate upon any termination of the Exchange Agreement which occurs prior to the consummation of such contribution and exchange.

2.   REGISTRATION OF SHARES.
     ----------------------

     2.1  REGISTRATION ON DEMAND.   LLC will have the right, on two occasions
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during the five-year period commencing 180 days after the Company has completed an initial public offering of its common stock, to require the Company to file a registration statement on Form S-3 ("Registration Statement") with the Securities and Exchange Commission to register the resale of all or any portion of the Shares, or if Form S-3 is not available, to otherwise effect the registration under the Securities Act of 1933, as amended ("Securities Act"), of such Shares. The Company shall not be obligated to file and cause to become effective (i) any registration statement within a period of four months after the date of a request for registration pursuant to this Section 2.1 if, at the time of such request, the filing of such registration statement would, as determined in good faith by a majority of the board of directors of the Company, be seriously detrimental to the Company or its shareholders or adversely affect a material Company financing project or a material proposed or pending acquisition, merger or other similar corporate transaction to which the Company is or expects to be a party, provided that in the case of this clause (i), such right of the Company to delay a request for registration may be exercised by the Company not more than once
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in any one-year period; (ii) within a period of six months after the filing of a registration statement pursuant to this Section 2.1.1; or (iii) which would register resales of Shares having aggregate gross proceeds of less than $100,000.

     2.2  PIGGY-BACK REGISTRATION.  If the Company at any time proposes to
          -----------------------
register any of its securities under the Securities Act (other than a registration effected on either Form S-4 or S-8) for the purpose of selling such securities to the public whether for its own account or for the account of any of its security holders or both, the Company shall each such time give written notice to LLC of its intention so to do. Upon the written request by LLC given within fifteen (15) days after such notice (which request shall state the number of Shares to be disposed of and, if such offering is not underwritten, the intended method of disposition of such shares by LLC), the Company will use best efforts to cause promptly all Shares of which registration is requested to be registered or qualified under the Securities Act or any other applicable federal or state law or regulation so as to permit the sale or other disposition thereof in accordance with LLC's written request. If the registration is to be effected in connection with an underwritten offering,

          2.2.1 LLC shall be required to sell the Shares through the underwriter;

          2.2.2 LLC (together with the Company) shall enter into an underwriting agreement with the managing underwriter in the form customarily used by such underwriter; and

          2.2.3 if the managing underwriter thereof determines that the total number of shares of the Common Stock to be sold in such offering should be limited due to market conditions or otherwise, the reduction in the total number of shares offered shall be made by first excluding any shares of selling stockholders who are not holders of contractual rights to have such shares registered under the Securities Act, and then, if necessary, by excluding pro rata (based on the number of shares held by each of such security holders) the shares to be sold by LLC and the holders of other contractual rights to have such shares registered pursuant to agreements comparable to this Section 2.2 before any reduction is made in the total number of shares to be sold pursuant thereto by the Company or by a holder exercising contractual demand registration rights comparable to those provided in Section 2.1.

     2.3  ABOUT REGISTRATION.
          ------------------

          2.3.1 The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and LLC shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares resold by LLC. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions of this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits

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incident to or required by any such registration.  "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Shares and all fees and disbursements of counsel for LLC.

          2.3.2 In the case of any registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to (i) prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Shares; (ii) keep effective and maintain any registration or qualification for such period (not exceeding 180 days) as may be reasonably necessary to effect such sale or dispostion in accordance with LLC's written request; (iii)furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as LLC from time to time may reasonably request;
(iv) provide a transfer agent and registrar for all Shares registered pursuant to the registration statement and a CUSIP number for all such Shares; (v) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares is originally sold and (B) all other states specified in writing by LLC, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented, and (vi) list such shares on each securities exchange or over-the-counter market on which shares of Common Stock are then listed.

          2.3.3 LLC shall furnish to the Company such information regarding it and the distribution proposed by LLC as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance described herein. LLC shall represent that such information is true and complete.

     2.4  INDEMNIFICATION AND CONTRIBUTION.
          --------------------------------

          2.4.1 The Company agrees to indemnify and hold harmless LLC and its directors, officers and equity holders from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) (collectively, "Losses") to which LLC or such directors, officers and equity holders may become subject (under the Securities Act or otherwise) insofar as such Losses arise out of, or are based upon, (i) any untrue statement of a material fact contained in or omission of a material fact from a registration statement (including any preliminary or final prospectus contained therein, and any amendments or supplements thereto, and any filings and information incorporated therein by reference and any related registration statement, qualification, notification and the like), in each case on the effective date thereof, (ii) any failure or alleged failure by the Company to fulfill any undertaking included in such registration statement, or (iii) any violation or alleged violation by the Company of the Securities Act or any rule or regulation promulgated thereunder or any state securities laws or regulations applicable to the

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Company in connection with any such registration, qualification or compliance.
The Company will, as incurred, reimburse LLC for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be
                             --------  -------
liable in any such case to the extent that such Loss arises out of or is based upon (i) an untrue statement made in reliance upon and in conformity with information furnished to the Company by or on behalf of LLC for use in preparation of such registration statement or documents or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to LLC prior to the pertinent sale or sales by LLC.

          2.4.2 LLC agrees to indemnify and hold harmless the Company and its directors, officers and equity holders from and against any Losses to which the Company or such directors, officers or equity holders may become subject (under the Securities Act or otherwise) insofar as such Losses arise out of or are based upon any claim by a third party asserting (i) an untrue statement made in such registration statement in reliance upon and in conformity with information furnished to the Company by or on behalf of LLC for use in preparation of such registration statement, or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to LLC prior to the pertinent sale or sales by LLC. LLC will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided that LLC shall not be liable in any case to the extent that such Loss arises out of or is based upon any untrue statement included in any prospectus which statement has been corrected, in writing, by LLC and delivered to the Company before the sale from which such Loss occurred.

          2.4.3 Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 2.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. The omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.4 except to the extent that such indemnifying party is damaged as a result of the failure to give notice. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

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

          2.4.4 If the indemnification provided for in this Section 2.4 is unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses based upon such party's relative fault, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or other failure or alleged failure or violation or alleged violation relates to information supplied by the Company on the one hand or LLC on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, failure or violation. The parties agree that it would not be just and equitable if contribution pursuant to this Section
2.4.4 were determined by pro rata allocation or by any method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the Losses referred to above in this Section 2.4.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, defending or preparing to defend any relevant action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          2.4.5 The obligations of the Company and LLC under this Section 2.4 shall be in addition to any liability which the Company and LLC may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the indemnified party within the meaning of the Securities Act.

          2.4.6 Notwithstanding anything to the contrary contained herein, LLC shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were actually sold to the public in the relevant transaction, less Selling Expenses, exceeds the amount of any damages which LLC has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

     2.5  TRANSFER OF REGISTRATION RIGHTS.  The right to sell Shares pursuant to
          -------------------------------
a Registration Statement described herein may not be assigned or transferred by LLC, except in whole to an Affiliate. For the purpose of this Section, "Affiliate" shall mean any entity which controls, is controlled or is under common control with LLC.

     2.6  RULE 144 REQUIREMENTS.  If the Company becomes subject to the
          ---------------------
reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to file with the SEC such information as the SEC may require thereunder; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect). The Company shall furnish to LLC upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

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     2.7  EXPIRATION OF REGISTRATION RIGHTS.  Notwithstanding anything to the
          ---------------------------------
contrary contained herein, the registration rights granted hereunder and the Company's obligations under this Section 2 will expire on the earlier of (i) the expiration of the five-year period commencing 180 days after the Company has completed an initial public offering of its common stock, and (ii) the date on which all of the Shares can be sold freely without restriction under the Securities Act.

3.   NOTICES.  All notices and other communications hereunder shall be in
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writing (whether or not a writing is expressly required hereby), and shall be deemed to have been given (i) if hand delivered or sent by an express mail service or by courier, then if and when delivered to and received by the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby):

          If to the Company, to:

               Tri-Point Medical Corporation
               5266 Capital Boulevard
               Raleigh, NC 27604
               Attn: Robert V. Toni, President
               Fax: (919) 790-1041

               with a copy to:

               Debra J. Poul, Esq.
               Morgan, Lewis & Bockius
               2000 One Logan Square
               Philadelphia, PA  19103
               Fax: (215) 963-5299

          If to LLC, to:

               Caratec, L.L.C.
               c/0 Richard W. Reichow
               206 Erskine Court
               Cary, North Carolina 27511
               Fax: (919) 469-0640

               with a copy to:

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

               Larry E. Robbins, Esq.
               Wyrick, Robbins, Yates & Ponton L.L.P.
               4101 Lake Boone Trail, Suite 300
               Raleigh, North Carolina  27607
               Fax: (919) 781-4865

4.   MISCELLANEOUS.
     -------------

     4.1  GOVERNING LAW; PARTIES IN INTEREST.  This Agreement shall be governed
          ----------------------------------
by the laws of the State of Delaware, without regard to the conflicts of laws thereof, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.2  COUNTERPARTS.  This Agreement may be executed simultaneously in two or
          ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.3  ENTIRE AGREEMENT; AMENDMENTS.  This Agreement sets forth all of the
          ----------------------------
promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, relating to the subject matter hereof, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

     4.4  SEVERABILITY.  In case any provision of this Agreement shall be
          ------------
invalid, illegal or unenforceable, it shall to the extent practicable be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.5  DELAYS OR OMISSIONS.  No delay or omission to exercise any right,
          --------------------
power or remedy accruing to the Company or LLC upon any breach, default or noncompliance of LLC or the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the Company or LLC of any breach, default or noncompliance under this Agreement or any waiver on the Company's or LLC's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, by law, or otherwise afforded to the Company and LLC, shall be cumulative and not alternative.

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

     4.6  REMEDIES.  Without limiting the remedies available to any of the
          ---------
parties hereto, each of the parties hereto stipulates and agrees that damages at law will be an insufficient remedy in the event that any party violates the terms of this Agreement, and each of the parties hereto further agrees that each of the other parties hereto may apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, the terms of this Agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                 TRI-POINT MEDICAL CORPORATION


                                 By:__________________________
                                   Robert V. Toni
                                   President


                                 CARATEC, L.L.C.


                                 By:__________________________

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